UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21477

Name of Fund:	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Address of Principal Executive Offices:	385 East Colorado Boulevard Pasadena, CA 91101

Name and address of agent for service:	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

FORM N-Q

MARCH 31, 2015

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited)	March 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 100.0%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	37,297,126	$44,200,003
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	25,751,279	30,139,065
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	24,568,060	34,652,487
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	2,308,044	2,948,166
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	18,484,050	27,147,007
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	6,831,104	9,207,584
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	16,509,662	16,695,396
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	11,264,704	11,036,774
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	5,260,368	6,182,989
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	7,007,897	7,126,155
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	84,130,020	84,268,077	(a)
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	122,525,827	125,655,995	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	45,280,702	45,737,041	(a)
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	25,163,410	26,659,450	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,058,220	2,094,881
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	541,339	587,734
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	357,037	380,356
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	47,828,341	48,792,369	(a)
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	577,011	635,208
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	47,483,512	51,471,368
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	44,269,198	47,520,239
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	13,845,152	14,510,369
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	82,618	83,296
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	60,051,275	60,670,524
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	66,369,081	66,654,269	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	6,428,160	6,591,377
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	14,371,392	14,968,696
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	13,190,960	13,185,802

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $775,659,942)				799,802,677

ASSET-BACKED SECURITIES - 4.1%
Bayview Financial Acquisition Trust, 2004-C A1	0.808%	5/28/44	1,775	1,773	(b)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.574%	9/25/46	110,897	94,604	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.074%	10/27/32	8,331	7,964	(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-RP1 A	0.484%	5/25/46	5,539,242	4,688,536	(b)(c)
CSAB Mortgage-Backed Trust, 2007-1 3A30, IO	6.476%	5/25/37	14,116,222	3,795,951	(b)
Renaissance Home Equity Loan Trust, 2007-1 AF3	5.612%	4/25/37	8,894,075	4,829,990
Residential Asset Mortgage Products Inc., 2005-EFC3 M6	0.874%	8/25/35	6,000,000	4,814,352	(b)
Residential Asset Mortgage Products Inc., 2005-RS3 M5	0.854%	3/25/35	7,451,000	6,146,524	(b)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	254,565	(b)(c)
Structured Asset Securities Corp., 2005-SC1 1A2	7.799%	5/25/31	9,639,461	8,462,753	(b)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $33,015,962)				33,097,012

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
Banc of America Funding Corp., 2015-R2 4A2	0.333%	9/29/36	13,948,060	6,319,866	(b)(c)
Banc of America Funding Corp., 2015-R2 5A2	0.333%	9/29/36	8,930,963	3,607,216	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2007-6 2A5, IO	6.476%	5/25/37	9,588,621	3,868,117	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.748%	12/25/34	5,910	5,865	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.710%	12/25/34	6,936	6,830	(b)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Countrywide Alternative Loan Trust, 2005-22T1 A2, IO	4.896%	6/25/35	5,128,836	$758,883	(b)
Countrywide Alternative Loan Trust, 2007-19 1A16, IO	6.326%	8/25/37	17,354,522	4,388,455	(b)
Credit Suisse Mortgage Trust, 2009-16R 5A3	2.821%	6/26/36	5,281,612	2,205,369	(b)(c)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	7,740,000	7,681,950	(b)(c)(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	1.018%	9/19/44	33,409	30,194	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.544%	2/25/37	179,122	111,605	(b)
GSR Mortgage Loan Trust, 2007-2F 4A1	0.474%	3/25/37	17,405,986	9,195,077	(b)
JPMorgan Reremic, 2015-1 1A3	0.331%	12/27/36	11,120,000	6,206,667	(b)(c)
Lehman Mortgage Trust, 2006-5 2A2, IO	6.976%	9/25/36	9,110,016	3,136,843	(b)
Lehman Mortgage Trust, 2006-8 4A2, IO	7.576%	12/25/36	1,944,901	661,860	(b)
Lehman Mortgage Trust, 2006-9 3A2, IO	7.056%	1/25/37	5,543,446	1,935,117	(b)
Lehman Mortgage Trust, 2007-2 2A12, IO	6.516%	2/25/37	11,234,946	3,602,474	(b)
Lehman Mortgage Trust, 2007-4 2A2, IO	6.496%	5/25/37	9,121,450	2,903,275	(b)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.510%	6/25/37	158,519	106,666	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	26,682	26,821	(b)
Residential Accredit Loans Inc., 2006-QS7 A5, IO	5.426%	6/25/36	3,449,870	718,988	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.924%	10/25/24	1,600,000	1,676,987	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.594%	6/25/44	21,883	20,237	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $59,119,083)				59,175,362

CORPORATE BONDS & NOTES - 13.4%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.3%
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	2,735,000	2,885,425	(c)

Textiles, Apparel & Luxury Goods - 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	600,000	480,000	(c)

TOTAL CONSUMER DISCRETIONARY				3,365,425

CONSUMER STAPLES - 0.7%
Food Products - 0.5%
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	1,000,000	1,020,000	(c)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	2,400,000	2,268,000	(e)
Tonon Bioenergia SA, Senior Notes	9.250%	1/24/20	3,000,000	883,500	(e)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	5,450,000	218,000	(e)(f)

Total Food Products				4,389,500

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,800,000	1,584,000

TOTAL CONSUMER STAPLES				5,973,500

ENERGY - 3.6%
Energy Equipment & Services - 0.8%
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,770,000	1,300,950	(c)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	2,000,000	1,580,000	(c)
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	3,800,000	3,043,800	(e)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	420,000	332,850

Total Energy Equipment & Services				6,257,600

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 2.8%
Antero Resources Corp., Senior Notes	5.125%	12/1/22	570,000	$547,200
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	840,000	863,100	(c)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,440,000	1,458,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	230,000	198,950
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	2,050,000	1,983,375	(c)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,000,000	1,800,000	(c)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	140,000	143,500
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,190,000	1,522,050
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	640,000	538,000
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	470,000	418,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	220,000	226,050
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	2,250,000	2,300,400
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	800,000	896,000	(c)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,500,000	1,125,000
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	1,000,000	582,500	(e)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	500,000	442,680
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,550,000	1,519,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,450,000	246,500	(f)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	340,000	353,600
Rice Energy Inc., Senior Notes	6.250%	5/1/22	3,000,000	2,925,000
RSP Permian Inc., Senior Notes	6.625%	10/1/22	260,000	261,300	(c)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,510,000	677,700
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,350,000	1,213,312

Total Oil, Gas & Consumable Fuels				22,241,517

TOTAL ENERGY				28,499,117

FINANCIALS - 0.8%
Banks - 0.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	3,250,000	3,144,375	(b)(g)
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	3,250,000	3,144,375	(b)(g)

TOTAL FINANCIALS				6,288,750

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.3%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	3,000,000	2,940,000

Health Care Providers & Services - 0.7%
BioScrip Inc., Senior Notes	8.875%	2/15/21	840,000	754,950	(c)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,820,000	2,932,800	(h)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,930,000	1,688,750

Total Health Care Providers & Services				5,376,500

TOTAL HEALTH CARE				8,316,500

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.6%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	4,720,000	$4,802,600	(c)(h)

Air Freight & Logistics - 0.0%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	330,000	349,387	(c)

Airlines - 0.1%
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	400,000	402,500

Construction & Engineering - 1.2%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,060,000	800,300	(c)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	1,500,000	1,552,500	(c)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	4,100,000	3,267,700	(e)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	900,000	717,300	(c)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	610,000	620,675	(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,850,000	1,817,625	(c)
Modular Space Corp., Secured Notes	10.250%	1/31/19	671,000	533,445	(c)

Total Construction & Engineering				9,309,545

Electrical Equipment - 0.3%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	3,000,000	2,887,500	(c)(i)

Machinery - 0.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	480,000	501,600	(c)

TOTAL INDUSTRIALS				18,253,132

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	3,670,000	3,688,350

MATERIALS - 1.9%
Chemicals - 0.5%
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	3,890,000	3,996,975	(c)

Construction Materials - 0.1%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	400,000	382,000	(c)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	370,000	347,800	(c)

Total Construction Materials				729,800

Containers & Packaging - 0.2%
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	850,000	869,125	(c)
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	970,000	994,250	(c)

Total Containers & Packaging				1,863,375

Metals & Mining - 0.9%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,066,000	1,032,688	(c)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	900,000	767,250
Evraz Group SA, Senior Notes	9.500%	4/24/18	650,000	660,803	(e)
Evraz Group SA, Senior Notes	6.750%	4/27/18	500,000	466,000	(e)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000	1,108,125	(c)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,000,000	1,720,000
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	1,200,000	993,000	(c)

Total Metals & Mining				6,747,866

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Paper & Forest Products - 0.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,150,000		$1,413,625	(c)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	500,000		480,500

Total Paper & Forest Products					1,894,125

TOTAL MATERIALS					15,232,141

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.5%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	4,200,000		3,727,500	(e)

Wireless Telecommunication Services - 1.4%
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	8,230,000		7,808,213	(c)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	4,000,000		3,440,000	(c)

Total Wireless Telecommunication Services					11,248,213

TOTAL TELECOMMUNICATION SERVICES					14,975,713

UTILITIES - 0.3%
Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Bonds	5.750%	3/1/25	1,380,000		1,407,600

Independent Power and Renewable Electricity Producers - 0.1%
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	1,010,000		1,047,875	(c)

TOTAL UTILITIES					2,455,475

TOTAL CORPORATE BONDS & NOTES (Cost - $123,990,496)					107,048,103

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 15.2%
Australia - 1.0%
Australia Government Bond, Senior Bonds	2.500%	9/20/30	7,200,000	AUD	8,198,181	(e)

Brazil - 5.4%
Federative Republic of Brazil, Notes	6.000%	8/15/22	123,300,463	BRL	38,106,678
Federative Republic of Brazil, Notes	6.000%	8/15/50	15,991,709	BRL	4,752,177

Total Brazil					42,858,855

Canada - 1.2%
Government of Canada, Bonds	4.250%	12/1/26	7,713,821	CAD	9,491,980

Israel - 1.6%
Government of Israel, Bonds	3.000%	10/31/19	21,137,753	ILS	6,210,504
Government of Israel, Bonds	4.000%	7/31/24	19,725,157	ILS	6,848,897

Total Israel					13,059,401

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
New Zealand - 1.0%
New Zealand Government Bond, Senior Bonds	2.000%	9/20/25	10,080,000	NZD	$7,962,408	(e)

Sweden - 1.2%
Kingdom of Sweden, Bonds	0.250%	6/1/22	75,750,000	SEK	9,852,650

United Kingdom - 3.8%
United Kingdom Gilt, Bonds	0.125%	11/22/19	18,816,944	GBP	29,961,873	(e)

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $144,447,645)					121,385,348

SENIOR LOANS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
TOMS Shoes LLC, Term Loan B (Cost - $1,194,418)	6.500%	10/28/20	1,320,000		1,218,799	(j)(k)

			SHARES
PREFERRED STOCKS - 0.2%
INDUSTRIALS - 0.2%
Trading Companies & Distributors - 0.2%
General Finance Corp. (Cost - $1,360,000)	8.125%		54,400		1,428,000

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.IG.23 Index, Put @ $67.50		4/15/15	110,208,000		54,981
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.IG.23 Index, Put @ $67.50		5/20/15	199,800,000		335,734

TOTAL PURCHASED OPTIONS (Cost - $515,731)					390,715

TOTAL INVESTMENTS - 140.5% (Cost - $1,139,303,277#)					1,123,546,016
Liabilities in Excess of Other Assets - (40.5)%					(324,118,950)

TOTAL NET ASSETS - 100.0%					$799,427,066

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2015

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	The coupon payment on these securities is currently in default as of March 31, 2015.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Illiquid security.

(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
GBP	— British Pound
ILS	— Israeli Shekel
IO	— Interest Only
NZD	— New Zealand Dollar
SEK	— Swedish Krona

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNT†	VALUE
U.S. Treasury 30-Year Bonds Futures, Put	4/24/15	$162.00	350	$421,094
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.IG.23 Index, Put	4/15/15	77.50	165,312,000	23,210
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.IG.23 Index, Put	5/20/15	77.50	299,700,000	250,318

TOTAL WRITTEN OPTIONS (Premiums received - $783,614)				$694,622

†	Face amount denominated in U.S. dollars, unless otherwise noted.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. Treasury inflation protected securities	—	$799,802,677	—	$799,802,677
Asset-backed securities	—	33,097,012	—	33,097,012
Collateralized mortgage obligations	—	51,493,412	$7,681,950	59,175,362
Corporate bonds & notes:
Industrials	—	17,850,632	402,500	18,253,132
Other corporate bonds & notes	—	88,794,971	—	88,794,971
Non-U.S. Treasury inflation protected securities	—	121,385,348	—	121,385,348
Senior loans	—	1,218,799	—	1,218,799
Preferred stocks	$1,428,000	—	—	1,428,000
Purchased options	—	390,715	—	390,715

Total investments	$1,428,000	$1,114,033,566	$8,084,450	$1,123,546,016

Other financial instruments:
Futures contracts	$5,450,527	—	—	$5,450,527
Forward foreign currency contracts	—	$13,385,569	—	13,385,569

Total other financial instruments	$5,450,527	$13,385,569	—	$18,836,096

Total	$6,878,527	$1,127,419,135	$8,084,450	$1,142,382,112

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$421,094	$273,528	—	$694,622
Futures contracts	5,427,985	—	—	5,427,985
Forward foreign currency contracts	—	3,007,173	—	3,007,173
OTC total return swaps‡	—	91,468	—	91,468
Centrally cleared interest rate swaps	—	1,249,299	—	1,249,299

Total	$5,849,079	$4,621,468	—	$10,470,547

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	INDUSTRIALS	TOTAL
Balance as of December 31, 2014	—	—	—
Accrued premiums/discounts	$404	—	$404
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	(404)	—	(404)
Purchases	7,681,950	—	7,681,950
Sales	—	—	—
Transfers into Level 3[2]	—	$402,500	$402,500
Transfers out of Level 3	—	—	—

Balance as of March 31, 2015	$7,681,950	$402,500	$8,084,450

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2015[1]	$(404)	—	$(404)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

2. Investments

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,709,332
Gross unrealized depreciation	(45,466,593)

Net unrealized depreciation	$(15,757,261)

At March 31, 2015, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount
Deutsche Bank	0.23%	1/8/2015	4/8/2015	$15,000,000
Deutsche Bank	0.23%	1/21/2015	4/8/2015	132,897,500
Morgan Stanley	0.22%	1/29/2015	4/8/2015	30,290,000
Morgan Stanley	0.23%	2/4/2015	4/8/2015	30,015,000
Morgan Stanley	0.22%	2/25/2015	4/8/2015	79,623,625
Morgan Stanley	0.25%	2/25/2015	5/26/2015	59,747,580

				$347,573,705

On March 31, 2015, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $355,204,043.

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	3,367	12/17	$821,510,130	$825,546,313	$4,036,183
U.S. Treasury 10-Year Notes	337	6/15	43,058,486	43,441,406	382,920
U.S. Treasury Ultra Long-Term Bonds	235	6/15	38,889,201	39,920,625	1,031,424

					5,450,527

Contracts to Sell:
90-Day Eurodollar	1,707	3/16	422,225,377	423,165,300	(939,923)
90-Day Eurodollar	3,367	12/18	818,681,970	822,852,713	(4,170,743)
U.S. Treasury Long-Term Bonds	103	6/15	16,561,806	16,879,125	(317,319)

					(5,427,985)

Net unrealized appreciation on open futures contracts					$22,542

At March 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	13,120,000	USD	838,950	Bank of America N.A.	4/16/15	$20,598
USD	29,019,214	BRL	78,792,969	Bank of America N.A.	4/16/15	4,416,570
USD	9,350,548	CAD	11,186,949	Bank of America N.A.	4/16/15	519,391
USD	857,864	MXN	13,120,000	Bank of America N.A.	4/16/15	(1,684)
MXN	30,815,097	USD	2,059,611	Barclays Bank PLC	4/16/15	(40,780)
USD	8,311,565	AUD	10,730,000	Barclays Bank PLC	4/16/15	145,819
USD	2,088,338	MXN	30,815,097	Barclays Bank PLC	4/16/15	69,507
AUD	9,576,489	USD	7,718,171	Citibank N.A.	4/16/15	(430,271)
AUD	10,458,511	USD	8,154,501	Citibank N.A.	4/16/15	(195,364)
BRL	7,084,000	USD	2,609,208	Citibank N.A.	4/16/15	(397,270)
BRL	23,586,000	USD	8,611,172	Citibank N.A.	4/16/15	(1,246,581)
MXN	239,294,903	USD	15,990,625	Citibank N.A.	4/16/15	(313,374)
USD	8,033,355	AUD	9,925,000	Citibank N.A.	4/16/15	480,230
USD	8,059,637	AUD	10,110,000	Citibank N.A.	4/16/15	365,724
USD	25,409,834	BRL	69,521,306	Citibank N.A.	4/16/15	3,702,212
USD	5,493,314	BRL	15,200,000	Citibank N.A.	4/16/15	747,203
USD	30,669,388	GBP	20,360,000	Citibank N.A.	4/16/15	470,159
USD	10,312,425	MXN	151,010,000	Citibank N.A.	4/16/15	419,103
USD	3,896,980	MXN	57,474,610	Citibank N.A.	4/16/15	131,568
USD	2,088,338	MXN	30,810,294	Citibank N.A.	4/16/15	69,821
EUR	29,000,000	USD	31,562,904	Bank of America N.A.	5/13/15	(363,816)
USD	32,940,578	EUR	29,000,000	Bank of America N.A.	5/13/15	1,741,490
CAD	1,987,479	USD	1,586,385	Citibank N.A.	5/13/15	(18,033)
USD	1,594,842	CAD	1,987,479	Credit Suisse First Boston Inc.	5/13/15	26,490
USD	2,481,779	BRL	7,900,000	Citibank N.A.	6/15/15	59,684

Total						$10,378,396

Abbreviations used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
USD	— United States Dollar

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Deutsche Bank AG	$29,000,000	2/15/41	2.620% semi-annually	3-month LIBOR	—	$(1,249,299)

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc.	$67,940,000	1/27/20	1.925%*	CPURNSA*	—	$(48,467)
Barclays Capital Inc.	67,940,000	1/28/20	1.955%*	CPURNSA*	—	(43,001)

Total	$135,880,000				—	$(91,468)

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	One time payment at termination date.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Trustee and President

Date:	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Trustee and President

Date:	May 22, 2015

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2015